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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 27, 1998
(Date of earliest event reported)



                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                             333-39127                  33-3416059
----------------------             -----------               ----------------
(State or Other Juris-             (Commission               (I.R.S. Employer
diction of Incorporation)          File Number)              Identification No.)


250 Vesey Street, World Financial Center, North Tower, New York, New York  10281
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               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000

Item 5.  Other Events.

                  On October 29, 1998, the Registrant will cause the issuance and sale of approximately $85,208,000 initial principal amount of
         Golden National Mortgage Loan Asset Backed Certificates, Series 1998-GN3, Class A, Class M-1, Class M-2, Class B, Class C, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a pooling and servicing agreement to be dated as of October 1, 1998, among the Registrant, Golden National Mortgage Banking Corp., as Initial Master Servicer, Litton Loan Servicing LP, as Subsequent Master Servicer, and The Chase Manhattan Bank, as Trustee.

                  In connection with the sale of the Series 1998-GN3, Class A Certificates (the "Underwritten Certificates") to Merrill Lynch Mortgage Investors, Inc. (the "Underwriter") the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No.333-39127, which Computational Materials are being filed manually as exhibits to this report.

                  The   Computational   Materials  have  been  provided  by  the
         Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the first 12 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

                  The  Computational  Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity,
         interest  rate  sensitivity  and  cash  flow   characteristics   of  a
         particular class of Underwritten Certificates might vary under varying
         prepayment  and  other   scenarios.   Any   difference   between  such
         assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration,
         expected   maturity,   interest   rate   sensitivity   and  cash  flow
         characteristics of a particular class of Underwritten Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
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                                  ITEM 601(A) OF
                                  REGULATION S-K
EXHIBIT NO.                       EXHIBIT NO.                  DESCRIPTION
-----------                       -----------          -----------------------
    1                                99                Computational Materials

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MERRILL LYNCH MORTGAGE
                                           INVESTORS, INC.


                                       By: /s/ Peter Cerwin
                                           ---------------------------------
                                       Name:   Peter Cerwin
                                       Title:  Authorized Signatory



Dated: October 28, 1998

                                  EXHIBIT INDEX



                ITEM 601(A) OF          SEQUENTIALLY
                REGULATION S-K            NUMBERED
EXHIBIT NO.     EXHIBIT NO.             DESCRIPTION                  PAGE
-----------     -----------          -----------------------    ---------------
   1             99                  Computational Materials     Filed Manually